UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Energy Infrastructure Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: December 31, 2014

Item 1. Report to Shareholders.
The semi-annual report to shareholders for the six months ended December 31, 2014 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Letter to Shareholder

Dear Shareholder,

We are pleased to present this semi-annual report of Pathway Energy Infrastructure Fund, Inc. (“we,” “us,” “our,” the “Company” or “Pathway”) for the six-months ended December 31, 2014.

Investment Outlook
Under prevailing market conditions, we believe we will identify investment opportunities which can deliver attractive risk-adjusted returns for the Company’s shareholders.

Long-term growth trends in the energy sector include: increasing world-wide and U.S. energy demand, the development of new energy supplies, and the application of new technologies to bring that supply to market. These trends are driving the need for significant capital investment in energy and energy-related infrastructure creating generally favorable conditions for energy investments in senior secured loans, unsecured debt and dividend-paying equities. The market conditions contributing to our optimism, even in light of recent falling crude prices include the following:

•	Energy consumption in the U.S. has grown by over 30% in the past 30 years (1983-2013); a result of relatively inelastic demand for energy driven by population and economic growth.

•
The U.S. Energy Information Administration ("EIA") estimates that global petroleum and other liquids consumption will grow by approximately 1.0 million bbl/d in both 2015 and 2016(1) primarily fueled by demand growth in non-Organization for Economic Co-operation and Development ("OECD") countries such as China and India.

•
Natural gas is the fastest growing fossil fuel, driven by economic recovery, ample supplies, low prices and its lower environmental impact relative to other fuels(2). The EIA projects that U.S. total natural gas consumption will increase to an average of 73.8 Bcf/d in 2015 and 74.8 Bcf/d in 2016.

•	This anticipated growth will need to be met with increased supply throughout the world.

•	The International Energy Agency ("IEA") estimates that over $6 trillion alone is required for U.S. energy supply infrastructure investment through 2035(3).

•
The lower energy prices we are experiencing today are the direct result of this robust reserve development in the U.S. and serves as the equivalent of a $550 tax break for the average household(4). This stimulus will help drive demand from both consumers and industry. Consumer spending represents two-thirds of U.S. gross domestic product.

•	This U.S. energy renaissance over the last decade has been critical in reducing our nation's dependence on foreign supplies and thus strengthen our economic and national security.

However, beyond this primarily optimistic environment, our outlook is tempered by some additional indicators that bear watching:

•
Crude oil prices have fallen approximately 50% since mid-summer 2014. There are many energy companies with significant exposure to falling crude oil prices which will adversely impact their future earnings.

•
In recent months we have seen a sharp reduction in 2015 announced capital expenditure budgets for oil-centric E&P companies. By reducing investment in new development projects to replace produced reserves, the future earnings of these companies could be adversely impacted. The companies that provide services to these companies could also be adversely impacted.

Senior secured debt, unsecured debt and master limited partnership prices have adjusted quickly to these announcements, and as a result the sector has a significant number of compelling investment opportunities. Being able to purchase assets at a discount gives us “pull to par” upside potential that was more limited prior to the recent fall in crude prices.

In conclusion, the U.S. energy sector continues to seek out capital to help fund the infrastructure required to bring new energy supplies to their end markets. While oil prices have fallen due to a temporary over supply of crude oil, global energy demand continues to increase.

We believe that long-term investment strategies in the energy sector continue to be supported by strong fundamentals. We are optimistic that these long-term favorable drivers will continue to create attractive opportunities to deploy capital in the near-term. We believe that Pathway will benefit from recent lower energy company valuations to generate higher yielding returns for our investors. Since our targeted investment allocation is across senior secured debt, unsecured debt and dividend-paying equities, we believe we are well positioned to meet our investment objectives of delivering current income and secondarily capital appreciation, with an intense focus on capital preservation.

Sincerely,

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Pathway Energy Infrastructure Fund, Inc. Words such as
“believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Pathway Energy Infrastructure Fund, Inc., and that
Pathway Energy Infrastructure Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Pathway Energy Infrastructure Fund, Inc.
undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

_____________________________________

(1)	U.S. Energy Information Administration Short-Term Energy Outlook January 2015.

(2)	International Energy Agency, World Energy Investment Outlook 2014.

(3)	U.S. Energy Information Administration, Annual Energy Outlook 2014.

(4)
The average U.S. household will save about $550 on gasoline costs this year, with spending on track to reach the lowest in 11 years, the Energy Information Administration said Dec. 16 (reported by Bloomberg http://www.bloomberg.com/news/2014-12-31/aaa-says-u-s-motorists-may-save-75-billion-on-gasoline-in-2015.html)

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Statement of Assets and Liabilities
December 31, 2014
(unaudited)

Assets
Cash and cash equivalents	$223,391
Deferred offering costs	671,202
Due from Adviser	492,794
Prepaid expenses	88,158
Total assets	1,475,545
Liabilities
Due to Adviser	1,460,692
Due to Administrator	48,164
Accrued expenses	87,294
Total liabilities	1,596,150
Net liabilities in excess of assets	$(120,605)
Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 16,233 Class I shares issued
and outstanding	$162
Paid-in capital in excess of par	(36,323)
Accumulated net investment loss	(84,444)
Net liabilities in excess of assets	$(120,605)

Net asset value per share	$(7.43)
See accompanying notes to financial statements.

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PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Statement of Operations
Six Months Ended December 31, 2014
(unaudited)

Investment income	$—
Expenses
Amortization of offering costs	332,850
Audit and tax	58,750
Administrator fees	48,164
Insurance	38,358
General and administrative	14,672
Total operating expenses	492,794
Expense support reimbursement	(492,794)
Net operating expenses	—
Net investment loss	—
Net increase in net assets resulting from operations	$—
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc.                                    6

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Statements of Changes in Net Assets

	Six Months Ended December 31, 2014	Year Ended June 30, 2014
	(unaudited)
Decrease in net assets resulting from operations:
Net investment loss	$—	$(58,536)
Net decrease in net assets resulting from operations	—	(58,536)
Capital transactions:
Proceeds from shares sold	40,006	184,009
Offering costs	(260,176)	—
Net (decrease) increase in net assets from capital transactions	(220,170)	184,009
Total (decrease) increase in net assets	(220,170)	125,473
Net assets:
Beginning of year or period	99,565	(25,908)
End of year or period(a)	$(120,605)	$99,565

(a)Includes accumulated net investment loss of:	$(84,444)	$(84,444)
See accompanying notes to financial statements.

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PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Statement of Cash Flows
For the six months ended December 31, 2014
(unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$—
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Amortization of offering costs	332,850
Increase in operating assets:
Deferred offering costs	(126,101)
Due from Adviser	(492,794)
Prepaid expenses	(88,158)
Increase in operating liabilities:
Due to Adviser	568,556
Due to Administrator	2,914
Accrued expenses	62,294
Net cash provided by operating activities	259,561
Cash flows from financing activities:
Proceeds from shares sold	40,006
Offering costs	(260,176)
Net cash used in financing activities	(220,170)
Net increase in cash	39,391
Cash and cash equivalents, beginning of period	184,000
Cash and cash equivalents, end of period	$223,391
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc.                                    8

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
December 31, 2014
(unaudited)

Note 1. Principal Business and Organization
Pathway Energy Infrastructure Fund, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on February 19, 2013 and has been inactive since that date except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company intends to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy companies”). The Company anticipates that its portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy companies within North America. The Company considers Energy companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, as well as other energy-related industrial companies with businesses engaged in, but not limited to, manufacturing, chemicals, infrastructure, materials, logistics, marketing, waste and environmental services. The Company intends to invest in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry.

The Company will be managed by Pathway Energy Infrastructure Management, LLC (the “Adviser”), an affiliate of the Company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Company contemplates offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share. Until the Company raises gross proceeds of at least $3.25 million (the “Minimum Offering Requirement”), with at least $2.5 million from persons not affiliated with Company or the Adviser, within 12 months from the date of the commencement of the offering (September 2, 2014), no fees will be payable by the Company to the Adviser. If the Company does not meet the Minimum Offering Requirement, it will return all funds, including any interest earned on such funds, to stockholders and stop offering shares. The Company expects the share offering period to last for up to 36 months from the date of the commencement of the offering.

Beginning with the first calendar quarter following the one-year anniversary of the date that the Company meets the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company intends to offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by its Board of Directors.

The Company’s fiscal year-end is June 30.

Note 2. Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates and those differences could be material.

Cash and Cash Equivalents
The Company considers all highly liquid investments, with original maturities of 90 days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation.

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PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
December 31, 2014
(unaudited)

Organization and Offering Expenses
Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s statement of operations. Offering costs prior to the commencement of operations are capitalized on the Company’s statement of assets and liabilities as deferred charges until operations begin and thereafter will be amortized as an expense over twelve months on a straight-line basis. Commencement of operations is considered to be the date the Securities and Exchange Commission (“SEC”) declares the Company’s registration statement on Form N-2 effective. The Company will charge all offering costs incurred after the commencement of operations against paid-in capital in excess of par value on the statement of assets and liabilities. Both organization and offering expenses were determinable and probable of repayment to the Adviser at December 31, 2014.

Income Taxes
The Company intends to elect to be treated as a RIC for tax purposes under the Code. To qualify for RIC tax treatment, the Company is required to, among other things, meet certain source-of-income and quarterly asset diversification requirements. The Company must also annually distribute at least 90% of its investment company taxable income, as defined in the Code. It is the policy of the Company to qualify, and continue qualifying, as a RIC, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

Management has analyzed the Company's tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014 no provision for income tax is required in the Company's financial statements. All federal and state income tax returns for each tax year in the two-year period ended June 30, 2014 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Note 3. Capital
The Company will be offering to the public three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisors. Class I shares are available for purchase in this offering only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•	For Class R Shares, purchasers will pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;

•	For Class RIA Shares, purchasers will pay dealer manager fees of 2.0%, but no selling commissions; and

•	For Class I Shares, purchasers will pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock and 180,000,000 of which are initially designated as Class R shares, 10,000,000 as Class RIA shares and 10,000,000 as Class I shares.

The Company entered into three stock purchase agreements with the Adviser. On July 30, 2013, February 13, 2014 and July 24, 2014, the Adviser contributed cash consideration of $144,003, $40,006 and $40,006 to purchase 10,435, 2,899 and 2,899 shares of Class I common shares at $13.80 per share, respectively.

Note 4. Transactions with Affiliates
Investment Advisory Agreement
On September 2, 2014, the Company entered into an investment advisory agreement (the "Investment Advisory Agreement")
with the Adviser. The Adviser is 50% owned by Prospect Capital Management L.P. and 50% by Behringer Harvard Holdings, LLC ("BHH"). The Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
December 31, 2014
(unaudited)

Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company's average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months. For the six months ended December 31, 2014, there were no base management fee and incentive fee charged.

Expense Support and Conditional Reimbursement Agreement
On September 2, 2014, the Company entered into an Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement") with the Adviser (as amended by an Amended and Restated Expense Support and Conditional Reimbursement Agreement dated December 17, 2014 and February 24, 2015), whereby the Adviser has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions to the Company’s shareholders for which a record date has occurred in each quarter less the sum of the Company’s net investment income, the net realized capital gains/losses, the unrealized losses and dividends paid to the Company from its portfolio investments during such quarter ("Expense Support Reimbursement"). To the extent that there are no dividends or other distributions to the Company’s shareholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter shall be equal to such amount necessary in order for available operating funds for the month to equal zero. Available operating funds is the sum of (i) the Company's net investment income (minus any reimbursement payments payable to the Adviser), (ii) the Company's net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to the Company on account of its portfolio investments ("Available Operating Funds"). The terms of the Expense Support Agreement commenced with the calendar quarter ended September 30, 2014 and continues quarterly thereafter until September 2, 2017, unless extended mutually by the Company and the Adviser. Any payments required to be made by the Adviser under the Expense Support Agreement (an "Expense Payment") for any quarter shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser, no later than the earlier of (i) the date on which the Company closes the books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by the Company (the "Expense Payment Date"). The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to shareholders for which a record date has occurred in such calendar quarter ("Excess Operating Funds") on a date mutually agreed upon by the Adviser and the Company (each such date, a "Reimbursement Date") the Company shall pay such Excess Operating Funds, or a portion thereof, to the extent that the Company has cash available for such payment, to the Adviser until such time as all Expense Payments made by the Adviser to the Company have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate as of such Reimbursement Date is equal to or greater than the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The purpose of the Expense Support Agreement is to minimize such distributions from the Company being characterized

2015 SEMI-ANNUAL REPORT
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PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
December 31, 2014
(unaudited)

as returns of capital for U.S. GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Eligible to be Repaid Through
September 30, 2014	$87,860	—	$87,860	70.08%	September 30, 2017
December 31, 2014	404,934	—	404,934	1,491.19%	December 31, 2017

(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

Administration Agreement
Additionally, on September 2, 2014, the Company entered into an administration agreement (the "Administration Agreement") with Prospect Administration LLC (the "Administrator"), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent.

Investor Services Agreement
The Company also entered into an investor services agreement (the "Investor Services Agreement") under which the
Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors. For the six months ended December 31, 2014, there was no investor services fee charged.

Dealer Manager
Behringer Securities, LP (the "Dealer Manager"), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses. For the six months ended December 31, 2014, there was no Dealer Manager fee charged.

Organization and Offering Costs
The Adviser, on behalf of the Company, paid or incurred organization and offering costs of $47,500 and $1,264,230, respectively, through December 31, 2014. Offering expenses consist of costs for the registration, marketing and distribution of the Company’s shares. These expenses include, but are not limited to expenses for legal, accounting, printing, and marketing, and also include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services. Organization and offering costs attributable to the salaries and direct expenses of such employees for providing primarily legal and marketing services were $11,306 and $219,801, respectively, through December 31, 2014. In addition, the Adviser, on behalf of the Company, paid operating expenses of $148,978 through December 31, 2014.

Upon achieving the Minimum Offering Requirement, the Adviser is entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered. On September 2, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company's securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been

2015 SEMI-ANNUAL REPORT
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PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
December 31, 2014
(unaudited)

recovered.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required to receive a fee for the six months ended December 31, 2014. The officers do not receive any direct compensation from the Company.

Note 5. Subsequent Events
The management of the Company has evaluated events and transactions through the date the financial statements were issued, and has determined that other than the above disclosure there are no material events that would require adjustment to or disclosure in the Company's financial statements.

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DISTRIBUTION REINVESTMENT PLAN
Subject to the Company's Board of Directors' discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company have adopted an "opt in" distribution reinvestment plan pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company's shares pursuant to the Company's distribution reinvestment plan are dependent on the continued registration of the Company's securities or the availability of an exemption from registration in the recipient's home state. Participants in the Company's distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If shareholders do not elect to participate in the plan, shareholders will automatically receive any distributions the Company declares in cash. For example, if the Company's Board of Directors authorizes, and the Company declares, a cash distribution, then if shareholders have "opted in" to the Company's distribution reinvestment plan, those shareholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, shareholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company's distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If shareholders wish to receive their distribution in cash, no action will be required on their part to do so. If shareholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company's transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If shareholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares shareholders acquire through the plan and will hold such shares in non-certificated form. If shareholders shares are held by a broker or other financial intermediary, shareholders may "opt in" to the Company's distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to shareholders as follows:

To the extent the Company's shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an "Exchange"):

•
during any period when the Company is making a "best-efforts" public offering of the Company's shares, the number of shares to be issued to shareholders shall be determined by dividing the total dollar amount of the distribution payable to shareholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a "best-efforts" offering of the Company's shares, the number of shares to be issued to shareholders shall be determined by dividing the total dollar amount of the distribution payable to shareholders by a price equal to the net asset value as determined by the Company's Board of Directors.

To the extent the Company's shares are listed on an Exchange, the number of shares to be issued to shareholders shall be determined by dividing the total dollar amount of the distribution payable to shareholders by the market price per share of the Company's shares at the close of regular trading on such Exchange on the valuation date fixed by the Company's Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to shareholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent's fees under the plan.

If shareholders receive their ordinary cash distributions in the form of shares, shareholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Shareholders' basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to shareholders' account.

2015 SEMI-ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    14

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
M. Grier Eliasek, 42	Director, Chairman of the Board, Chief Executive Officer and President	Since 2013, expires 2016	President and Chief Operating Officer of Pathway Energy Infrastructure Management, LLC; President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation; Managing Director of Prospect Capital Management L.P. ("Prospect Capital Management") and Prospect Administration LLC ("Prospect Administration"); Director, Chairman of the Board, Chief Executive Officer and President of Priority Income Fund, Inc.	3	Prospect Capital Corporation, Priority Income Fund, Inc.
Robert S. Aisner, 68	Director	Since 2013, expires 2015	Executive positions of the following entities: TIER REIT, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Monogram Residential Trust, Inc., and Behringer Harvard Holdings.	2	TIER REIT, Inc., Behringer Harvard Opportunity REIT II, Inc., Monogram Residential Trust, Inc., Priority Income Fund, Inc.

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Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Andrew C. Cooper, 53	Director	Since 2013, expires 2016	Mr. Cooper is an entrepreneur, who over the last 19 years has founded, built, run and sold three companies. He is Co-CEO of Unison Energy, LLC, a co-generation company that engineers, installs, owns, and operates co-generation facilities, and previously was the Co-CEO of Unison Site Management, Inc., a specialty finance company focusing on cell site easements. He was a Managing Director of Carlyle Group and a Principal of Morgan Stanley.	3	Prospect Capital Corporation, Priority Income Fund, Inc.
William J. Gremp, 72	Director	Since 2013, expires 2015	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation, Priority Income Fund, Inc.
Eugene S. Stark, 57	Director	Since 2013, expires 2017	Principal Financial Officer, Chief Compliance Officer and Vice President - Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation, Priority Income Fund, Inc.

The address for each of our directors is c/o Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, NY 10016.

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Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 41	Executive Vice President	Since February 2013
Executive Vice President of Pathway Energy Infrastructure Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Pathway Energy Infrastructure Fund, Inc., Director of Behringer Harvard Opportunity REIT II, Inc., President and Director of Behringer Harvard Opportunity REIT I, Inc.

Brian H. Oswald, 53	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser, Priority Senior Secured Income Management LLC and Priority Income Fund, Inc.

Compensation of Directors
The following table sets forth compensation of our directors for the six months ended December 31, 2014.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect

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Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Pathway Investor Services LLC, an affiliate of Behringer Harvard. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Behringer Harvard Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

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ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathway-energyfund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.pathway-energyfund.com and (iii) on the SEC’s website at http://www.sec.gov.

Tax Information
There were no distributions to shareholders during the six months ended December 31, 2014.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael D. Cohen, Executive Vice President
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER
Pathway Energy Infrastructure Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

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Item 2. Code of Ethics.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in this report to Shareholders included under Item 1 of this Form N-CSRS.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	The information required by this item is not required in a semi-annual report on this Form N-CSRS.

(b)
There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 10,435, 2,899 and 2,899 Class I shares that our Adviser purchased on July 30, 2013, February 12, 2014 and July 22, 2014, respectively, for $13.80 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSRS (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 27, 2015

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 27, 2015